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                                                                      EXHIBIT 99


        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), the undersigned certify that (1) this Annual Report of the W. R. Grace & Co. Savings and Investment Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the net assets available for benefits and the changes in net assets available for benefits of the Plan.


/s/ W. Brian McGowan
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W. Brian McGowan
Member, Investment and Benefits Committee

Date: June 27, 2003


/s/ Robert M. Tarola
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Robert M. Tarola
Member, Investment and Benefits Committee

Date: June 27, 2003